UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2011

Carmike Cinemas, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia		31901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (706) 576-3400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on May 20, 2011, upon approval by the stockholders at the 2011 Annual Meeting of Stockholders of Carmike Cinemas, Inc. (the “Company”), the Company adopted an amendment to the Carmike Cinemas, Inc. 2004 Incentive Stock Plan to:

•	increase the maximum number of shares of common stock that may be issued pursuant to stock grants by 1,300,000 shares;

•	increase the annual limits on the number of shares available for grants to eligible employees and directors;

•	remove the aggregate limit of 500,000 shares available for stock grants; and

•

add clarifying language to make it clear that reducing the price of stock options and stock appreciation rights and actions to effect a cash buyout of underwater stock options and stock appreciation rights are not permitted without stockholder approval.

A further description of the material terms of the plan, as amended, are set forth under the heading “Description of 2004 Incentive Stock Plan” in the Company’s proxy statement filed with the Securities and Exchange Commission on April 20, 2011, which description is hereby incorporated into this Item 5.02 by reference. The text of the plan, as amended and restated as of May 20, 2011, is set forth in Appendix A to the Company’s proxy statement, which text is hereby incorporated into this Item 5.02 by reference. The plan, as amended and restated, is also incorporated by reference in Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the amendment to the plan is qualified by reference to the amended and restated plan.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 20, 2011, the Company held its annual meeting of stockholders. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The following matters were submitted to a vote of the stockholders.

Proposal One: Votes regarding the election of seven directors to serve for the ensuing year or until their successors are duly elected and have qualified were as follows:

Name	For	Withheld	Broker Non-Votes
Jeffrey W. Berkman	9,436,650	589,801	1,942,505
James A. Fleming	9,437,915	588,536	1,942,505
Alan J. Hirschfield	9,436,650	589,801	1,942,505
S. David Passman III	9,064,045	962,406	1,942,505
Roland C. Smith	9,437,914	588,537	1,942,505
Fred W. Van Noy	9,061,020	965,431	1,942,505
Patricia A. Wilson	9,436,659	589,792	1,942,505

Proposal Two: Votes on a proposal to approve an amendment to the Carmike Cinemas, Inc. 2004 Incentive Stock Plan including an increase to the aggregate number of shares of common stock authorized for issuance under the plan were as follows:

For	Against	Abstentions	Broker Non-Votes
7,475,068	2,543,568	7,813	1,942,507

Proposal Three: Votes on a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2011 were as follows:

For	Against	Abstentions	Broker Non-Votes
11,427,414	529,077	12,465	N/A

Proposal Four: Votes on the advisory vote on executive compensation were as follows:

For	Against	Abstentions	Broker Non-Votes
9,169,472	592,952	264,026	1,942,506

Proposal Five: Votes on the advisory vote on the frequency of future advisory votes on executive compensation were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
9,245,373	3,485	519,733	257,860	1,942,505

In accordance with the results of this vote, the Company’s board of directors determined to implement an annual advisory vote on executive compensation.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Carmike Cinemas, Inc. 2004 Incentive Stock Plan, as amended and restated, approved by the stockholders on May 20, 2011, filed as Appendix A to Carmike’s proxy statement filed on April 20, 2011, and incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.

Date: May 23, 2011	By:	/s/ Richard B. Hare
Richard B. Hare
Senior Vice President—Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Carmike Cinemas, Inc. 2004 Incentive Stock Plan, as amended and restated, approved by the stockholders on May 20, 2011, filed as Appendix A to Carmike’s proxy statement filed on April 20, 2011, and incorporated herein by reference.